BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

# Notice of Articles

*BUSINESS CORPORATIONS ACT*

*This Notice of Articles was issued by the Registrar on: October 17, 2016 04:28 PM Pacific Time*

*Incorporation Number:* **BC0712851**

*Recognition Date and Time: January 1, 2005 12:01 AM Pacific Time as a result of an Amalgamation*

## NOTICE OF ARTICLES

**Name of Company:**

SOPHIRIS BIO INC.

## REGISTERED OFFICE INFORMATION

**Mailing Address:**
2900 - 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

**Delivery Address:**
2900 - 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

## RECORDS OFFICE INFORMATION

**Mailing Address:**
2900 - 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

**Delivery Address:**
2900 - 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

## DIRECTOR INFORMATION

**Last Name, First Name, Middle Name:**
Woods, Randy

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 1258 PROSPECT STREET<br>LA JOLLA CA 92037<br>UNITED STATES | 1258 PROSPECT STREET<br>LA JOLLA CA 92037<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Ekman, Lars

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 6009 AVENIDA CRESTA<br>LA JOLLA CA 92037<br>UNITED STATES | 6009 AVENIDA CRESTA<br>LA JOLLA CA 92037<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Hulme, Allison

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 1258 PROSPECT STREET<br>LA JOLLA CA 92037<br>UNITED STATES | 1258 PROSPECT STREET<br>LA JOLLA CA 92037<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
HEPPELL, JAMES L.

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| SUITE 410 - 221 WEST ESPLANADE<br>NORTH VANCOUVER BC V7M 3J3<br>CANADA | SUITE 410 - 221 WEST ESPLANADE<br>NORTH VANCOUVER BC V7M 3J3<br>CANADA |

**Last Name, First Name, Middle Name:**
Proehl, Gerald

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 7908 ENTRADA DE LUZ EAST<br>SAN DIEGO CA 92127<br>UNITED STATES | 7908 ENTRADA DE LUZ EAST<br>SAN DIEGO CA 92127<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Geltosky, Jack

| **Mailing Address:** | **Delivery Address:** |
|---|---|
| 1615 SORRELL ROAD<br>MALDERN PA 19355<br>UNITED STATES | 1615 SORRELL ROAD<br>MALDERN PA 19355<br>UNITED STATES |

**RESOLUTION DATES:**

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

June 1, 2005

**AUTHORIZED SHARE STRUCTURE**

| | | | |
|---|---|---|---|
| 1. | No Maximum | Common Shares | Without Par Value<br><br>With Special Rights or Restrictions attached |
| 2. | No Maximum | Preferred Shares | Without Par Value<br><br>With Special Rights or Restrictions attached |